UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
June 1, 2005
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WILSHIRE BANCORP, INC.
(Exact name of registrant as specified in its charter)
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California	000-50923	20-0711133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Wilshire Boulevard, Los Angeles, California 90010
(Address of principal executive offices) (Zip Code)

(213) 387-3200
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS

On June 1, 2005, Wilshire Bancorp, Inc. issued a press release announcing that its Board of Directors approved a cash dividend of $0.04 per common share, payable on or about July 16, 2005, to shareholders of record at the close of business on June 30, 2005. A copy of the press release is attached as Exhibit 99.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99    Press release dated June 1, 2005, issued by Wilshire Bancorp, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSHIRE BANCORP, INC.

Date: June 1, 2005	By:	/s/ Brian E. Cho
Brian E. Cho, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press release dated June 1, 2005, issued by Wilshire Bancorp, Inc.